UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 09, 2023

5E ADVANCED MATERIALS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41279	87-3426517
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9329 Mariposa Road, Suite 210
Hesperia, California		92344
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (442) 221-0225

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FEAM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

On November 9, 2023, 5E Advanced Materials, Inc. (the "Company") entered into a standstill agreement (the "Agreement") with BEP Special Situations IV LLC (“Bluescape”), Alter Domus (US) LLC (“Collateral Agent”), Ascend Global Investment Fund SPC – Strategic SP (“Ascend”), and Mayfair Ventures Pte Ltd (“Mayfair”) (collectively, the "Parties") in connection with the Company’s senior secured convertible notes.

Pursuant to the Agreement, (a) Bluescape and Collateral Agent shall not exercise their respective rights, remedies, powers, privileges and defenses under the convertible notes agreement with respect to the occurrence of any default or event of default, and (b) each Party shall forbear from instituting or pursuing legal action with respect to the convertible notes agreement. The foregoing includes temporarily allowing the Company to go below its current cash covenant of $10 million. The Agreement will remain in effect until December 1, 2023, unless another material creditor initiates or exercises any remedy or an insolvency proceeding is begun by the Company or another creditor.

As part of the Agreement, the Company agreed to appoint Peter Kravitz as Chief Restructuring Officer effective the date of the Agreement and to maintain a Chief Restructuring Officer until such time the Lender determines it is no longer needed.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On November 9, 2023, 5E Advanced Materials, Inc. (the “Company”) issued a press release related to the aforementioned Agreement which also discloses the Company's cash balance as of September 30, 2023. A copy of the press release issued by the Company is attached as Exhibit 99.1 and is incorporated herein by reference.

The information in this current report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such Section nor shall it be incorporated by reference into a filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Standstill Agreement dated November 9, 2023
99.1	Press release dated November 9, 2023
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

5E Advanced Materials, Inc.

Date:	November 9, 2023	By:	/s/ Paul Weibel
Paul Weibel, Chief Financial Officer